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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               NOVEMBER 5, 1997
                               ----------------
               Date of Report (Date of earliest event reported)


                                   P-COM, INC.
                                   -----------
              (Exact name of registrant as specified in charter)


           DELAWARE                  0-25356                 77-02893711
------------------------------  -----------------   ----------------------------
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)



     3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA           95008
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------

                                   N/A
                                   ---
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

  In a press release disseminated on November 5, 1997, the Registrant publicly announced that it has sold $100 million of 4 1/4% convertible subordinated notes due 2002. The offering is expected to close on November 10, 1997 and the Registrant has granted to the initial purchaser a 30-day option to purchase an additional $15 million of notes to cover over-allotments, if any. A copy of the press release is attached hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

  A copy of Registrant's press release announcing a private placement of convertible subordinated notes is attached hereto as an exhibit and incorporated herein by reference.
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                                 SIGNATURES
                                 ----------



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      P-COM, INC.
                                             ______________________________
                                                     (Registrant)



Date:  November 5, 1997                      By:   /s/ MICHAEL J. SOPHIE
                                                 __________________________
                                                 Name:  Michael J. Sophie
                                                 Title: Chief Financial Officer
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                                 INDEX TO EXHIBITS


Exhibit No.               Description                                 Page
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    99.1          Press Release disseminated November 5, 1997